                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material under Rule 14a-12

                                Documentum, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box)

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

1.       Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

2.       Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

4.       Proposed maximum aggregate value of transaction:

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5.       Total fee paid:

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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.       Amount Previously Paid:

--------------------------------------------------------------------------------

7.       Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

8.       Filing Party:

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9.       Date Filed:

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
                               [LOGO] DOCUMENTUM


                                DOCUMENTUM, INC.
                            6801 Koll Center Parkway
                              Pleasanton, CA 94566


NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2001

TO THE STOCKHOLDERS OF DOCUMENTUM, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DOCUMENTUM, INC., a Delaware corporation (the "Company"), will be held on Thursday, May 24, 2001 at 10:00 a.m. local time at the Company's corporate headquarters, 6801 Koll Center Parkway, Pleasanton, California 94566 for the following purposes:

1. To elect three directors to hold office until the 2004 Annual Meeting of Stockholders.

2. To ratify the selection of Arthur Andersen LLP as independent public accountants of the Company for its fiscal year ending December 31, 2001.

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on April 2, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                 By Order of the Board of Directors


                                 /s/ SAYED DARWISH, ESQ.
                                 ---------------------------------------
                                 SAYED DARWISH, ESQ.
                                 Vice President, General Counsel and Secretary



Pleasanton, California
April 24, 2001

--------------------------------------------------------------------------------
         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.
--------------------------------------------------------------------------------

                               [LOGO] DOCUMENTUM


                                DOCUMENTUM, INC.
                            6801 Koll Center Parkway
                              Pleasanton, CA 94566

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  May 24, 2001

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of Documentum, Inc., a Delaware corporation ("Documentum" or the "Company"), for use at the Annual Meeting of Stockholders to be held on May 24, 2001, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 6801 Koll Center Parkway, Pleasanton, California 94566. The Company intends to mail this proxy statement and accompanying proxy card on or about April 24, 2001, to all stockholders entitled to vote at the Annual Meeting.

         ALL SHARE NUMBERS AND SHARE PRICES PROVIDED IN THIS PROXY STATEMENT HAVE BEEN ADJUSTED TO REFLECT THE TWO (2)-FOR-ONE (1) SPLIT OF COMMON STOCK EFFECTED ON NOVEMBER 14, 2000.

SOLICITATION

         The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

         Only holders of record of Common Stock at the close of business on April 2, 2001 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 2, 2001 the Company had outstanding and entitled to vote 37,632,327 shares of Common Stock.

         Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

VOTING VIA THE INTERNET OR BY TELEPHONE

         Stockholders may grant a proxy to vote their shares by means of the telephone or on the Internet. The law of Delaware, under which the Company is incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspectors of election can determine that such proxy was authorized by the stockholder.

         THE TELEPHONE AND INTERNET VOTING PROCEDURES BELOW ARE DESIGNED TO AUTHENTICATE STOCKHOLDERS' IDENTITIES, TO ALLOW STOCKHOLDERS TO GRANT A PROXY TO VOTE THEIR SHARES AND TO CONFIRM THAT STOCKHOLDERS' INSTRUCTIONS HAVE BEEN RECORDED PROPERLY. STOCKHOLDERS GRANTING A PROXY TO VOTE VIA THE INTERNET SHOULD UNDERSTAND THAT THERE MAY BE COSTS ASSOCIATED WITH ELECTRONIC ACCESS, SUCH AS USAGE CHARGES FROM INTERNET ACCESS PROVIDERS AND TELEPHONE COMPANIES, THAT MUST BE BORNE BY THE STOCKHOLDER.

FOR SHARES REGISTERED IN YOUR NAME

         Stockholders of record may go to WWW.EPROXYVOTE.COM/DCTM to grant a proxy to vote their shares by means of the Internet. They will be required to provide the company number and control number contained on their proxy cards. The voter will then be asked to complete an electronic proxy card. The votes represented by such proxy will be generated on the computer screen and the voter will be prompted to submit or revise them as desired. Any stockholder using a touch-tone telephone may also grant a proxy to vote shares by calling 1-877-PRX-VOTE (1-877-779-8683) and following the recorded instructions.

FOR SHARES REGISTERED IN THE NAME OF A BROKER OR BANK

         Most beneficial owners whose stock is held in street name receive instruction for granting proxies from their banks, brokers or other agents, rather than the Company's proxy card.

         A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers the means to grant proxies to vote shares by means of the telephone and Internet. If your shares are held in an account with a broker or bank participating in the ADP Investor Communications Services program, you may grant a proxy to vote those shares telephonically by calling the telephone number shown on the instruction form received from your broker or bank, or via the Internet at ADP Investor Communication Services' web site at WWW.PROXYVOTE.COM.

GENERAL INFORMATION FOR ALL SHARES VOTED VIA THE INTERNET OR BY TELEPHONE

         Votes submitted via the Internet or by telephone must be received by 12:00 midnight, P.S.T. on May 23, 2001. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 6801 Koll Center Parkway, Pleasanton, California 94566, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

         The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2002 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 26, 2001. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must do so no later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to May 24, 2002. STOCKHOLDERS ARE ALSO ADVISED TO REVIEW THE COMPANY'S BYLAWS, WHICH CONTAIN ADDITIONAL REQUIREMENTS WITH RESPECT TO ADVANCE NOTICE OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Company's Restated Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

         The Board of Directors is presently composed of six members. There are three directors in the class whose term of office expires in 2001. Each of the nominees for election to this class is currently a director of the Company who was previously elected by the stockholders. If elected at the Annual Meeting, each of the nominees would serve until the 2004 annual meeting and until his or her successor is elected and has qualified, or until such director's earlier death, resignation or removal.

         Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

         Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2004 ANNUAL MEETING

         GARY M. BANKS

         Gary M. Banks, age 51, has served as a director of the Company since March 1999. Mr. Banks is a partner at Heartland Industrial Partners, a private equity firm. From October 1999 to May 2000, Mr. Banks served as vice president and chief information officer of Sithe Energies, an electricity generation and trading company in New York. From July 1998 to July 1999, he was vice president and chief information officer for Xerox Corporation, a manufacturing company. From June 1992 to July 1998, Mr. Banks served as Director MIS for the agricultural division of Monsanto, Inc., a life sciences company ("Monsanto"). Before joining Monsanto, he spent 15 years with Bristol-Myers Squibb Company, a pharmaceutical company, as Director MIS. Mr. Banks received his bachelor's degree in mathematics from Tulane University, his master's degree in mathematics from the University of Pennsylvania and his master's degree in operations research from the Columbia University School of Engineering.

         JOHN HAMM

         John Hamm, age 41, has served as a director of the Company since August 2000. Since January 2001, Mr. Hamm has been a partner at Redpoint Ventures, a private venture capital firm investing in high technology companies. Prior to Redpoint Ventures, Mr. Hamm was Managing Director at Internet Capital Group, a leading B2B venture capital and operating company from December 1999 to December 2000. Prior to that, Mr. Hamm served as president and CEO of Whistle Communications ("Whistle"), the leader in small office Internet appliance products from August 1996 to December 1999. Whistle was acquired by IBM Corporation in June 1999. From November 1990 to August 1996, Mr. Hamm was EVP and General Manager of Enterprise Computing Business Unit at Adaptec. Mr. Hamm also serves on the board of directors of several privately held companies. Mr. Hamm graduated from Purdue University in 1983 with B.S. degrees in Engineering Physics and Engineering Management and attended the UC-Irvine Executive MBA program.

         GEOFFREY A. MOORE

         Geoffrey A. Moore, age 54, has served as a director of the Company since March 1998. Since 1992, Mr. Moore has served as the chairman, founder and a principal of The Chasm Group, a services company offering marketing strategy consulting with a focus on high technology clients. He is also a Venture Partner with Mohr,

Davidow Ventures, a California-based venture capital firm. Mr. Moore has written several books, including CROSSING THE CHASM, published in 1991, INSIDE THE TORNADO, published in 1995, THE GORILLA GAME, published in 1998, and LIVING ON THE FAULT LINE, published in 2000. Prior to founding The Chasm Group, Mr. Moore was a principal and partner at Regis McKenna, Inc., a marketing and communications company focused on high technology clients. Prior to that, he held various executive and marketing positions at three different software companies: Rand Information Systems, Enhansys and Mitem. Mr. Moore is a director at many Mohr, Davidow Ventures portfolio companies and sits on the Advisory Boards of Agile Software and Landmark Graphics.

                        THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2002 ANNUAL MEETING

JEFFREY A. MILLER

         Jeffrey A. Miller, age 50, became Chairman of the Board of the Company in January 2001. He has served as the Company's Chief Executive Officer and a member of the Board of Directors since July 1993. From July 1993 to January 2001, he was also President of the Company. From April 1991 to March 1993, Mr. Miller was a division president at Cadence Design Systems, Inc., a supplier of electronic design automation software. From February 1983 to April 1991, Mr. Miller was Vice President and General Manager and Vice President of Marketing of Adaptec, Inc., a supplier of computer input/output controllers. Prior to that, Mr. Miller held various positions at Intel Corporation, a manufacturer of semiconductor components. Mr. Miller is on the Boards of Directors of Momentum Applications, Inc., a public company, and one private company. Mr. Miller received his M.B.A. and B.S. in Electrical Engineering and Computer Science from Santa Clara University.

ROBERT V. ADAMS

         Robert V. Adams, age 69, became Chairman Emeritus of the Board of the Company in January 2001. Since its inception in January 1990 until January 2001, Mr. Adams served as Chairman of the Board of the Company. Mr. Adams has been a director since January 1990. Since September 1999, he has served as the President of Adams Capital Management, a private investment and venture capital organization. From March 1989 to September 1999, Mr. Adams served as the President of Xerox Technology Ventures, a venture capital unit of Xerox Corporation. Mr. Adams is also a director of Tekelec. Mr. Adams received his M.B.A. from the University of Chicago and a B.S. in Mechanical Engineering from Purdue University.

DIRECTOR CONTINUING IN OFFICE UNTIL THE 2003 ANNUAL MEETING

MICHAEL PEHL

         Michael Pehl, age 39, has served as a director of the Company since January 2000. From November 1999 to August 2000, Mr. Pehl held various positions at Razorfish, a company that provides strategic, creative and technology solutions to digital businesses, including President, Chief Operating Officer and Director. From July 1996 through October 1999, Mr. Pehl was Chairman and CEO of International Integration, Inc. (I-Cube), which was acquired by Razorfish. Prior to working at I-Cube, Mr. Pehl was a founder of International Consulting Solutions, an SAP implementation and business process consultancy.

BOARD COMMITTEES AND MEETINGS

         During the fiscal year ended December 31, 2000 the Board of Directors held six (6) meetings and acted by unanimous written consent five (5) times. The Board has an Audit Committee, a Compensation Committee and a Nominating Committee.

         The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; oversees the independence of the independent auditors; evaluates the independent auditors' performance; and receives and considers the independent auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of 3 directors: Robert

Adams, John Hamm and Gary Banks. It met six (6) times during such fiscal year. All members of the Company's Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the NASD listing standards.) The Audit Committee has adopted a written Audit Committee Charter that is attached hereto as Appendix A.

         The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee currently is composed of one outside director: Michael Pehl. Edward Zander, who resigned from the Board of Directors on January 12, 2001, served as a second director on the Compensation Committee during the fiscal year ended December 31, 2000. It met two (2) times during such fiscal year and acted by unanimous written consent four (4) times.

         The Nominating Committee interviews, evaluates, nominates and recommends individuals for membership on the Company's Board of Directors and committees thereof. No procedure has been established for the consideration of nominees recommended by stockholders. The Nominating Committee is composed of two (2) directors: Robert Adams and John Hamm. The Nominating Committee met one
(1) time during the year.

         During the fiscal year ended December 31, 2000, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Audit Committee of the Board of Directors of Documentum serves as the representative of the Board for general oversight of Documentum's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. Documentum's management has primary responsibility for preparing Documentum's financial statements and Documentum's financial reporting process. Documentum's independent accountants, Arthur Andersen LLP are responsible for expressing an opinion on the conformity of Documentum's audited financial statements to generally accepted accounting principles in the United States.

In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2000 with Documentum's management.

2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by STATEMENT ON AUDITING STANDARDS NO. 61, COMMUNICATION WITH AUDIT COMMITTEES, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

3. The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as amended, by the Independence Standards Board, and has discussed with the auditors the auditors' independence from Documentum.

4.   Based on the reviews and discussions referred to in paragraphs (1) through
     (3) above, the Audit Committee recommended to the Board of Directors of Documentum, and the Board has approved, that the audited financial statements referred to above be included in Documentum's Annual Report on Form 10-K for the year ended December 31, 2000.

         Each of the members of the Audit Committee is independent as defined under the listing standards of the NASDAQ Stock Market.

Submitted by the members of the Audit Committee of the Board of Directors:

                                 Robert V. Adams
                                  Gary M. Banks
                                    John Hamm

                            PROPOSAL 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has selected Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors for the fiscal year ending December 31, 2001 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Arthur Andersen has audited the Company's financial statements since October 22, 1999. Representatives of Arthur Andersen are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         Stockholder ratification of the selection of Arthur Andersen as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Arthur Andersen to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Arthur Andersen. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

         AUDIT FEES. During the fiscal year ended December 31, 2000, the aggregate fees billed by Arthur Andersen for the audit were $199,400. The aggregate fees billed for all other professional services provided during the fiscal year ended December 31, 2000 were $130,600.

         Arthur Andersen did not provide any information technology consulting services.

         The Audit Committee of the Board of Directors has considered and concluded that the non-audit services provided by Arthur Anderson are compatible with maintaining its independence.


                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the ownership of the Company's Common Stock as of December 31, 2000 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table and serving as an executive officer of the Company as of December 31, 2000; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                                            Beneficial Ownership (1)
                                                                      ------------------------------------
   Beneficial Owner                                                   Number of Shares    Percent of Total
                                                                      ----------------    ----------------
   Jeffrey A. Miller (2)............................................         1,539,901              4.18%
        c/o Documentun, Inc
        6801 Koll Center Parkway
        Pleasanton, CA 94566
   Bob L. Corey                                                                      0                *

   David G. DeWalt (3) .............................................            81,249                *

   Russell Harris (4)...............................................            82,583                *


   Howard I. Shao (5) ..............................................           367,783            1.00%

   Robert V. Adams (6) .............................................           185,838                *

   Gary Banks (7) ..................................................            51,667                *

   John Hamm (8)....................................................            13,334                *

   Geoffrey A. Moore (9) ...........................................            75,000                *

   Michael Pehl (10) ...............................................            46,667                *

   Edward Zander (11) ..............................................           110,000                *

   All directors and executive officers as a group (11 persons) (12)         2,554,022              6.93%

   *    Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the Securities and Exchange Commission (the "SEC"). Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 36,840,090 shares outstanding on December 31, 2000 adjusted as required by rules promulgated by the SEC.
(2) Includes (i) 797,968 shares held by Jeffrey Miller and Karen Miller, as Co-trustees of the Miller Living Trust dated July 7, 1985, (ii) 8,600 shares held by the Miller Children's Trust I, and (iii) 733,333 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2000. Mr. Miller disclaims beneficial ownership of the shares held by the Miller Children's Trust I.
(3) Includes 80,833 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2000.
(4) Includes 80,833 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2000.
(5) Includes (i) 21,200 shares held by Mr. Shao's children, and (ii) 237,499 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2000.
(6) Includes 56,666 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2000.
(7) Includes 51,667 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2000.
(8) Includes 13,334 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2000.
(9) Includes 75,000 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2000.
(10) Includes 46,667 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2000.

(11) Includes 90,000 shares issuable upon exercise of exercisable within 60 days of December 31, 2000. Mr. Zander resigned from the Board in January 2001.
(12) Includes 1,465,832 shares issuable upon the exercise of options exercisable within 60 days of December 31, 2000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2000, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.


                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

         Each non-employee Director of the Company receives a quarterly retainer of $3,750.00 and a per meeting fee of $1,200.00. Compensation Committee and Audit Committee members receive $4,000.00 per year paid quarterly. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

         Each non-employee Director of the Company also receives stock option grants under the 1995 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Only non-employee Directors of the Company or an affiliate of such directors (as defined in the Code) are eligible to receive options under the Directors' Plan. Each non-employee Director of the Company is automatically granted a non-discretionary option to purchase 40,000 shares of Common Stock upon becoming a member of the Board of Directors. During the last fiscal year, the Company granted options to two new non-employee Directors of the Company, each such option for 40,000 shares, at an exercise price per share of $23.00 and $24.1875, respectively, the fair market value of such Common Stock on the date of grant.

         In addition, each non-employee Director is automatically granted an option to purchase 15,000 shares of Common Stock (subject to adjustment as provided in the Directors' Plan) on June 30 of each year, provided such person has continuously served as a non-employee Director for at least six months prior to such date.

         During the last fiscal year, the Company granted options covering 15,000 shares to each non-employee Director of the Company under the Directors' Plan, at an exercise price per share of $44.6875. The fair market value of such Common Stock on the date of grant was $44.6875 per share (based on the closing sales price reported on the Nasdaq National Market for the date of grant). As of December 31, 2000, options covering 60,000 shares had been exercised under the Directors' Plan by former non-employee Directors.

         Each non-employee Director was granted an option to purchase 20,000 shares of Common Stock under the 1993 Equity Incentive Plan on February 9, 2000 at an exercise price per share of $35.00. The fair market value of such Common Stock on the date of grant was $35.00 per share (based on the closing sales price reported on the Nasdaq National Market for the date of grant).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of the Compensation Committee of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table shows for the fiscal years ended December 31, 1998, 1999 and 2000, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its other five most highly compensated executive officers at December 31, 2000 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                                                       ------------
                                                     ANNUAL COMPENSATION                  AWARDS
                                           -----------------------------------------   ------------
                                                                        OTHER           SECURITIES
                                                                        ANNUAL          UNDERLYING
            NAME AND PRINCIPAL             SALARY         BONUS         COMPEN           OPTIONS/
                 POSITION          YEAR      ($)           ($)          SATION($)        SARS(#)
         -----------------------   ----    -------       -------        ----------       -------
         Jeffrey A. Miller         2000    350,000       450,000        19,752 (1)       200,000
         Chairman of the Board &   1999    300,000       460,100        --               200,000
         Chief Executive Officer   1998    275,000       121,251        --               600,000
         Bob L. Corey (2)          2000    175,859       --             5,418 (3)        350,000
         Executive Vice            1999    --            --             --                    --
         President and Chief       1998    --            --             --                    --
         Financial Officer
         David G. DeWalt           2000    260,417       112,800        13,937 (4)     1,400,000
         President and Chief       1999                                                  250,000
         Operating Officer         1998    --            --             --                    --
         Russell A. Harris         2000    230,000       115,900        18,070 (5)        60,000
         Executive Vice            1999    92,350        145,900        --               340,000
         President Worldwide       1998    --            --             --                    --
         Field Operations
         Thomas Heydler (6)        2000    137,892       155,200        108,813 (7)           --
         Former Vice President     1999    214,959       167,800        94,320            50,943
         and General Manager,      1998    218,800       183,254        423,415          195,000
         eBusiness Applications
         Howard I. Shao            2000    265,000       149,400        19,106 (8)        60,000
         Executive Vice            1999    235,000       154,450        --                80,000
         President and Chief       1998    200,000       55,751         --               180,000
         Technology Officer


(1)      Includes $11,006 of Quota Club and $8,746 of Flex Credits.
(2)      Mr. Corey joined the Company in April 2000.
(3)      Includes $5,417 of Flex Credits.
(4)      Includes $5,503 of Quota Club and $8,434 of Flex Credits.
(5)      Includes $11,006 of Quota Club and $7,063 of Flex Credits.
(6)      Mr. Heydler resigned from the Company in June 2000.
(7) Includes a car allowance of $8,000, COLA amounts of $8,000, $4,295 of Flex Credits, tax payments of $45,059, a relocation payment of $28,019, and housing expenses of $15,440.
(8)      Includes $11,006 of Quota Club and $8,100 of Flex Credits.

                        STOCK OPTION GRANTS AND EXERCISES

         The Company grants options to its executive officers under its 1993 Equity Incentive Plan (the "1993 Plan"). As of December 31, 2000, options to purchase a total of 3,694,453 shares were outstanding under the 1993 Plan and options to purchase 1,226,216 shares remained available for grant thereunder. The following tables show for the fiscal year ended December 31, 2000, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR



                              Individual Grants
                        -----------------------------                               Potential Realizable Value at
                        Number of                                                   Assumed Annual Rates of Stock
                        Securities                                                  Price Appreciation for Option
                        Underlying       % of Total                                            Term(1)
                        Options/       Options/SARs                              ---------------------------------
                          SARs          Granted to      Exercise Or
                         Granted        Employees in        Base      Expiration
Name                       (#)(2)       Fiscal Year(3)    Price($/Sh)      Date         5% ($)           10% ($)
---------------------   -------------  --------------    ----------   -----------   -------------   --------------
Jeffrey A. Miller          200,000          3.12%         $27.6565     5/2/10         $3,478,605       $8,815,468

Bob L. Corey               350,000          5.45%         $26.75       4/24/10        $5,888,026      $14,921,414

David G. DeWalt            900,000(4)      14.02%         $37.6250    10/16/10       $21,295,944      $53,968,104


David G. DeWalt            400,000          6.23%         $37.6250    10/16/10        $9,464,864     $ 23,985,824

David G. DeWalt            100,000          1.56%         $24.1875      1/5/10        $1,521,139     $  3,854,865

Russell A. Harris           60,000          0.93%         $24.1875      1/5/10          $912,683     $  2,312,919

Howard I. Shao              60,000          0.93%         $24.1875      1/5/10          $912,683     $  2,312,919


(1) The 5% and 10% assumed rates of appreciation are suggested by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. There can be no assurance that any of the values reflected in the table will be achieved. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent upon a number of factors, including the future performance of the Common Stock, overall market conditions and the timing of option exercises, if any.
(2 Options have a maximum term of 10 years measured from the grant date, subject to earlier termination upon the optionee's cessation of service with the Company. Vesting on all grants except those noted are 25% one year from date of grant, and 1/48th monthly thereafter.
(3) Based on an aggregate of 6,418,850 shares subject to options granted to employees in the fiscal year ended December 31, 2000.
(4) 100% of the option shares will vest five years from date of grant, or sooner based on certain terms and conditions approved by the Board of Directors.


                        AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION/SAR VALUES

                                                                          NUMBER OF
                                                                         SECURITIES
                                                                         UNDERLYING
                                                                         UNEXERCISED         VALUE OF UNEXERCISED
                                                                       OPTIONS/SARS AT    IN-THE-MONEY OPTIONS/SARS
                                                                         FY-END (#)             AT FY-END ($)
                              SHARES ACQUIRED      VALUE REALIZED       EXERCISABLE/             EXERCISABLE/
     NAME                     ON EXERCISE (#)          ($)(1)         UNEXERCISABLE(2)         UNEXERCISABLE(3)
--------------------------   ----------------   --------------   ---------------------   -------------------------
Jeffrey A. Miller                 ------              ------         616,667/383,333      $24,254,437/$11,258,462

Bob L. Corey                      ------              ------              0/350,000       $         0/$8,028,300

David G. DeWalt                   40,000          $1,175,450        43,333/1,566,667      $ 1,836,258/$25,294,547

Russell A. Harris                 70,000          $2,280,747         50,417/279,583       $ 2,101,784/$10,684,006

Howard I. Shao                    20,000          $  419,808       213,750/86,249         $ 8,350,872/$2,571,113


--------------------------
(1) Based on the fair market value of the underlying shares on the date of exercise less the exercise or base price.
(2) Based on the fair market value of the underlying shares on the last day of the fiscal year less the exercise or base price.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION


         The Board of Directors of the Company (the "Board") has delegated to the Compensation Committee of the Board (the "Committee") the authority to establish and administer the Company's compensation programs. During the fiscal year ending December 31, 2000, the Compensation Committee was composed of Mr. Pehl and Mr. Zander. Currently, only Mr. Pehl serves as a member of the Committee. The Committee is responsible for: (i) determining the most effective total executive compensation, based upon the business needs of the Company and consistent with stockholders' interests; (ii) administering the Company's executive compensation plans, programs and policies; (iii) monitoring corporate performance and its relationship to compensation of executive officers; and (iv) making appropriate recommendations concerning matters of executive compensation.

         This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

COMPENSATION PHILOSOPHY

         The goals of the Committee with respect to executive compensation are to align compensation with business objectives and performance and to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company, and to establish an appropriate relationship between executive compensation and the creation of long-term stockholder value. To meet these goals, the Committee has adopted a mix among the compensation elements of salary, bonus and stock options, with a bias toward stock options to emphasize the link between executive incentives and the creation of stockholder value as measured by the equity markets.

         BASE SALARY. The Committee recognizes the importance of maintaining compensation practices and levels of compensation competitive with other enterprise software companies. Base salary represents the fixed component of the executive compensation program. The Company's philosophy regarding base salaries is conservative, maintaining salaries within the competitive industry average. The Committee annually reviews each executive officer's base salary. When reviewing base salaries, the Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices. In general, the salaries of executive officers are not determined by the Company's achievement of specific corporate performance criteria. Instead the Committee determines the salaries for executive officers based upon a review of salary surveys of other publicly traded enterprise software companies with capitalization similar to that of the Company. Based upon such surveys, the Committee has set executive officers' salaries generally in the middle of the range established by comparable smaller companies in the enterprise software industry. After reviewing the salaries for executive officers, the Committee determined that an average increase of 6% per year was appropriate. David G. DeWalt was awarded an increase of 20% in connection with his promotion to President and Chief Operating Officer.

         BONUS. The Company has adopted a formal bonus program. Cash bonus awards are designed to award executives for exemplary individual performance in assisting the Company to achieve its annual and long-term goals. It is the Committee's philosophy that bonuses when combined with salaries create total compensation which is competitive with other similar enterprise software companies. Bonus awards depend on the extent to which Company and individual performance objectives are achieved. The Company's performance objectives include operating, strategic and financial goals considered critical to the Company's fundamental long-term goal of building stockholder value. For fiscal 2000, these goals included certain quarterly and annual financial performance goals, improving market leadership position in the U.S. and internationally, expanding strategic vertical markets, sustaining and improving customer satisfaction levels, developing additional products and differentiating the Company's technology, and building the Company's infrastructure to support sales and marketing efforts. Based on the Company's performance in fiscal 2000 and the Committee's review of the achievement of these goals, the Committee awarded bonuses of between approximately 115% and 130% of target to all named executive officers.

         EQUITY COMPENSATION. The 1993 Equity Incentive Plan and the Employee Stock Purchase Plan offered by the Company have been established to provide all employees of the Company, including executive officers, with an opportunity to share, along with stockholders of the Company, in the long-term performance of the Company. The Committee strongly believes that a key goal of the compensation program should be to provide key employees who have significant responsibility for the management, growth and future success of the Company with an opportunity to participate in the financial gain from Company stock price increases, thereby aligning the interests of stockholders, executives and employees. Executives are eligible to receive stock options generally not more often than once a year, giving them the right to purchase shares of Common Stock of the Company in the future at a price equal to fair market value at the date of grant. All grants must be exercised according to the provisions of the Company's 1993 Equity Incentive Plan. Options granted to executive officers and employees generally have exercise prices equal to the fair market value of the Company's Common Stock on the date of grant, vest over four years and expire ten years from the date of grant.

         As the base salaries for executive officers of the Company are in the middle of the range for comparable software companies, the Company has used stock options as a key incentive to attract and motivate its executive officers. Guidelines for the number of stock options for each participant in the periodic grant program generally are determined by the Committee whereby several factors are applied to the salary and performance level of each participant and then related to the approximate market price of the stock at the time of grant. In awarding stock options, the Committee considers individual performance, overall contribution to the Company, officer retention, the number of unvested stock options and the total number of stock options to be awarded. The Committee granted a total of options to purchase 2,070,000 shares to 5 executive officers, as follows, in 2000:

         Bob Corey                     350,000
         David DeWalt                1,400,000
         Russell Harris                 60,000
         Jeffrey Miller                200,000
         Howard Shao                    60,000

         In granting new options, the Committee considered prior option grants and the need to retain and motivate executive officers. The grant to Mr. DeWalt was made in connection with his promotion to President and Chief Operating Officer.

         Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The Committee has determined that stock options granted under the Company's 1993 Equity Incentive Plan with an exercise price at least equal to the fair market value of the Company's Common Stock on the date of grant shall be treated as "performance-based compensation" and thus deductible by the Company.

CEO COMPENSATION

         The Committee uses the same procedures described above for the other executive officers in setting the annual salary, bonus and stock option awards for Jeffrey Miller, the Company's President and Chief Executive Officer. Mr. Miller's base salary is determined based on comparisons with other public enterprise software companies as described above and is set in the middle of the range established by those companies. As a result of such analysis, Mr. Miller's base salary was increased in 2000 from his 1999 base salary. In addition, the Company achieved virtually all of its corporate objectives during 2000, and the Committee concluded that Mr. Miller's contributions were a significant factor in achieving these objectives. For 2000, the Committee awarded Mr. Miller a bonus of approximately 130% of his target bonus. In deciding whether to award additional stock options, the Committee considers the other components of Mr. Miller's compensation package and the number of outstanding unvested options currently held. Mr. Miller was granted options to purchase 200,000 shares in 2000. As described above, in determining where Mr. Miller's total compensation is set within the ranges and in light of the considerations described above, the Committee by necessity makes certain subjective evaluations. Compared to other software companies surveyed by the Company, Mr. Miller's salary, bonus and stock options are in the middle of the range.

CONCLUSION

         The Committee believes that the compensation of executives by the Company is appropriate and competitive with the compensation programs provided by other leading software companies with which the Company competes for executives and employees. The Committee believes its compensation strategy, principles and practices result in a compensation program tied to stockholder returns and linked to the achievement of annual and longer-term financial and operational results of the Company. The Committee remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company's business may result in highly variable compensation.


                          OPTION REPRICING INFORMATION


         The following table shows certain information concerning the repricing of options on October 9, 1998, received by the Named Executive Officers during the last ten years.

                                                     TEN YEAR OPTION/SAR REPRICINGS

                                         NUMBER OF
                                         SECURITIES                                                         LENGTH OF
                                         UNDERLYING      MARKET PRICE                                    ORIGINAL OPTION
                                         OPTIONS/        OF STOCK AT     EXERCISE PRICE                       TERM
                                           SARS             TIME OF        AT TIME OF                      REMAINING AT
                                        REPRICED OR      REPRICING OR     REPRICING OR    NEW EXERCISE       DATE OF
                                          AMENDED         AMENDMENT        AMENDMENT         PRICE         REPRICING OR
NAME                        DATE             (#)              ($)             ($)             ($)           AMENDMENT
-----------------------   ---------   --------------   --------------   --------------   -------------  -----------------
Jeffrey A. Miller         10/09/98        400,000         $12.3125          $16.375        $12.3125            9 years

                          10/09/98        200,000         $12.3125          $16.375        $12.3125            9 years

Howard I. Shao            10/09/98         62,395         $12.3125         $16.9375        $12.3125         8.25 years

                          10/09/98         17,604         $12.3125         $16.9375        $12.3125         8.25 years

                          10/09/98         95,264         $12.3125         $15.1565        $12.3125            9 years

                          10/09/98          4,736         $12.3125         $15.1565        $12.3125            9 years


PERFORMANCE MEASUREMENT COMPARISON (1)

         The following graph shows the total stockholder return of an investment of $100 in cash on February 6, 1996 for (i) the Company's Common Stock, (ii) the Nasdaq Stock Market Index ("Nasdaq") and (iii) the Morgan Stanley High Technology Index 35 (the "MSH 35"). All values assume reinvestment of the full amount of all dividends and are calculated as of December 31, 2000.



          COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN ON INVESTMENT(2)


--------------------------------------------------------------------------------

                              [PERFORMANCE GRAPH]


            ----------------------------------------------------------------------------------------------------------------
              2/6/96    3/31/96    6/30/96    9/30/96     12/31/96     3/31/97    6/30/97    9/30/97   12/31/97    3/31/98
            ----------------------------------------------------------------------------------------------------------------

DCTM          100.00     117.50     101.67      105.83      112.50       61.67      82.92     110.83     140.42    180.42
NASDAQ        100.00     101.13     108.81      112.66      118.54      112.18     132.41     154.78     144.19    168.55
MSH 35        100.00      92.76      95.26      103.32      112.26      103.92     124.91     152.51     131.15    158.98


            ------------------------------------------------------------------------------------------------------------------------
              6/30/98    9/30/98   12/31/98    3/31/99    6/30/99    9/30/99   12/31/99    3/31/00    6/30/00    9/30/00    12/31/00
            ------------------------------------------------------------------------------------------------------------------------

DCTM           160.00     132.08     178.13      57.71      43.54      72.08     199.58     260.00     297.92     270.63      331.25
NASDAQ         173.98     155.53     201.33     226.01     246.64     252.15     373.65     419.88     364.17     337.24      226.84
MSH 35         174.61     168.16     256.28     299.06     339.73     360.96     539.70     311.23     297.73     278.77      181.35


----------------------
(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.



                               By Order of the Board of Directors



                               /s/ Sayed Darwish, Esq.
                               -------------------------------------
                               Sayed Darwish, Esq.
                               Vice President, General Counsel and Secretary



April 24, 2001


         A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, DOCUMENTUM, INC., 6801 KOLL CENTER PARKWAY, PLEASANTON, CALIFORNIA 94566.

                                                                      Appendix A


                                Documentum, Inc.
                             Audit Committee Charter

PURPOSE
-------

One committee of the board of directors will be known as the audit committee. The primary function of the audit committee is to assist the board in fulfilling its oversight responsibilities. This will be achieved by review of the financial information that will be provided to the stockholders and others, the systems of internal controls that management and the board of directors have established, and all financial reporting and audit processes.

Organization

The audit committee shall have a minimum of three members of which at least one member shall have accounting or financial management expertise. All other members shall be financially literate. Only independent directors may serve on the audit committee. An independent director is free of any relationship that could influence his or her judgement as a committee member. An independent director may not be associated with a major vendor to, customer of, or partner with, the Company. When there is some doubt about independence, as when a member of the committee has a short-term consulting contract with a major customer, the director should recuse himself from any decisions that might be influenced by that relationship.

General responsibilities

1. The audit committee provides open avenues of communication among the independent accountant and the board of directors.

2. The audit committee must report committee actions to the full board of directors and may make appropriate recommendations.

3. The audit committee has the power to conduct or authorize investigations into matters within the committee's scope of responsibilities. The committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

4. The committee will meet at least four times each year, more frequently if circumstances make that preferable. The audit committee chairman has the power to call a committee meeting whenever he or she thinks there is a need. An audit committee member should not vote on any matter in which he or she is not independent. The committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

5. The committee will do whatever else the law, the company's charter or bylaws or the board of directors require.

RESPONSIBILITIES FOR ENGAGING INDEPENDENT ACCOUNTANTS
-----------------------------------------------------

1. The audit committee will select the independent accountants for company audits. The committee's selection is subject to approval by the full board of directors. The audit committee will also review and set any fees paid to the independent accountants and review and approve dismissal of independent accountants.

2. The audit committee will confirm and assure the independence of the independent accountants, including a review of management consulting services provided by the independent accountant and the fees paid for them through the receipt of formal communications in accordance with ISB Standard No. 1. The audit committee will also discuss with the independent accountants any other relationships or services that the auditor provides which may impact objectivity or independence.

3. The audit committee will consider, in consultation with the independent accountant, the audit scope and procedural plans made by the independent accountant.

4. The audit committee will listen to management and the primary independent auditor if either thinks there might be a need to engage additional auditors. The audit committee will decide whether to engage an additional firm and, if so, which one.

         Responsibilities for reviewing the annual external audit and the review of quarterly and annual financial statements


1. The audit committee will ascertain that the independent accountant views the board of directors as its client, that it will be available to the full board of directors at least annually and that it will provide the committee with a timely analysis of significant financial reporting issues.

2. The audit committee will ask management and the independent accountant about significant risks and exposures and will assess management's steps to minimize them.

3. The audit committee will review the following with the independent accountant:

o The adequacy of the Company's internal controls, including computerized information system controls and security

o Any significant findings and recommendations made by the independent accountant, together with management's response to them.

4. Shortly after the annual examination is completed, the audit committee will review the following with management and the independent accountant:

o    The Company's annual financial statements and related footnotes.
o The independent accountant's audit of and report on the financial statements.
o The auditor's qualitative judgements about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.
o Any serious difficulties or disputes with management encountered during the course of the audit.
o Anything else about the audit procedures or findings that GAAS requires the auditors to discuss with the committee.

5. The audit committee will review annual filings with the SEC and other published documents containing the Company's financial statements and will consider whether the information in the filings is consistent with the information in the financial statements.

6. The audit committee will review the press release, including interim financial information with management and the independent accountant before the information is released to the public or filed with the SEC or other regulators.

Periodic responsibilities

1. Review and update the committee's charter annually. This charter should be reviewed and approved by the board of directors.

2. Review legal and regulatory matters that may have a material effect on the organization's financial statements, compliance policies and programs and reports from regulators.

3. Meet with the independent accountant and management in separate executive sessions to discuss any matters the committee or these groups believe should be discussed privately with the audit committee.

4. Issue an annual letter that will be included in the annual report and the Form 10-K which will include the following:

     o Management has reviewed the audited financial statements with the committee
     o    The independent accountants have discussed their judgments
     o The audit committee has discussed the above among themselves - without others present
     o The audit committee - in reliance on review with management, discussion with outside auditors - believes the financials are fairly stated in accordance with generally accepted accounting principles

ZDCM5B                              DETACH HERE

                                      PROXY
                                DOCUMENTUM, INC.

                               KOLL CENTER PARKWAY
                              PLEASANTON, CA 94566

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints Jeffrey A. Miller and Bob L. Corey, or either of them, proxies, with full power of substitution, to vote all shares of

Common Stock of Documentum, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Metting of Stockholders to be held at the principal executive offices of the Company, 6801 Koll Center Parkway,

Pleasanton, CA 94566 on Thursday, May 24, 2001 at 10:00 a.m., local time, and at any adjournment thereof, for the following purposes set forth on the reverse side.

------------                                                     --------------
SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
   SIDE                                                              SIDE
------------                                                     --------------

------------------
VOTE BY TELEPHONE
------------------

It's fast , convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683)

-------------------------------------------------------------
FOLLOW THESE FOUR EASY STEPS:

1.   READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

2.   CALL THE TOLL-FREE NUMBER

     1-877-PRX-VOTE (1-877-779-8683).

3.   ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER
     LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4.   FOLLOW THE RECORDED INSTRUCTIONS.
-------------------------------------------------------------

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!

-----------------
VOTE BY INTERNET
-----------------

It's fast, convenient, and your vote is immediately confirmed and posted.

-------------------------------------------------------------
1.   READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

2.   GO TO THE WEBSITE
     HTTP://WWW.EPROXYVOTE.COM/DCTM

3.   ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER
     LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4.   FOLLOW THE RECORDED INSTRUCTIONS.
-------------------------------------------------------------

YOUR VOTE IS IMPORTANT!
Go to HTTP://WWW.EPROXYVOTE.COM/DCTM anytime


DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


ZDCM5A                               DETACH HERE

/X/ PLEASE MARK VOTES
     AS IN THIS EXAMPLE


1. To elect three directors to hold office until the 2004 Annual Meeting of Stockholders

     NOMINEES:    (01) Gary Banks, (02) John Hamm, and (03) Geoffrey Moore.

                                    FOR              WITHHELD
                                 /     /              /    /

     /     /
            -------------------------------------------------------------------
            FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

2. Ratify the selection of Arthur Andersen LLP as independent public accountants of the Company for its fiscal year ending December 31, 2001.

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.



MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        /   /

MARK HERE IF YOU PLAN TO ATTEND THE MEETING          /   /

Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature:               Date:              Signature:             Date:
          --------------      ---------               ------------      -------